Confidential Treatment Requested by MSG Entertainment Spinco, Inc. Pursuant to 17 C.F.R. Section 200.83

Exhibit 21.1

MSG Entertainment Spinco, Inc.

Subsidiaries

ENTITY NAME	STATE/COUNTRY FORMED
11th Street Hospitality LLC	NY
289 Hospitality, LLC	NY
29th Street Club Brands LLC	DE
29th Street F&B/Hotel Brands, LLC	DE
5 Chinese Brothers LLC	DE
55th Street Hospitality Holdings, LLC	NY
57th Street Hospitality Group, LLC	NY
632 N. Dearborn Operations, LLC	DE
ALA Hospitality LLC	DE
Asia Chicago Management LLC	DE
Asia Five Eight LLC	NY
Asia Las Vegas LLC	DE
Asia Los Angeles LLC	DE
Asia MS LLC	DE
Asia One Six LLC	NY
Avenue Hospitality Group, LLC	NY
B&E Los Angeles LLC	DE
Bayside Hospitality Group LLC	NY
BD Stanhope, LLC	NY
Boston Calling Events, LLC	DE
Bowery Hospitality Associates LLC	NY
Buddha Beach LLC	DE
Buddha Entertainment LLC	DE
Chelsea Hospitality Associates LLC	NY
Chelsea Hospitality Partners, LLC	NY
China Management, LLC	NY
Dearborn Ventures LLC	DE

Confidential Treatment Requested by MSG Entertainment Spinco, Inc. Pursuant to 17 C.F.R. Section 200.83

Eden Insurance Company, Inc.	NY
Entertainment Ventures, LLC	DE
Garden of Dreams Foundation	NY
Genco Land Development Corp.	NY
The Grand Tour, LLC	NY
Guapo Bodega Las Vegas LLC	DE
Guapo Bodega LLC	NY
IP BISC LLC	NY
Lower East Side Hospitality LLC	NY
Madison Entertainment Associates LLC	DE
Madison Square Garden Investments, LLC	DE
Manchester Prairie, LLC	DE
Marquee Brand Holdings, LLC	DE
Miami Hospitality IP Group, LLC	DE
Miami Hospitality Operating Group, LLC	DE
MSG Aircraft Leasing, L.L.C.	DE
MSG Arena Holdings, LLC	DE
MSG Arena, LLC	DE
MSG Aviation, LLC	DE
MSG BCE, LLC	DE
MSG BBLV, LLC	DE
MSG Beacon, LLC	DE
MSG Boston Theatrical, L.L.C.	DE
MSG Cap, LLC	DE
MSG Chicago, LLC	DE
MSG Eden Realty, LLC	DE
MSG Entertainment Holdings, LLC	DE
MSG Forum, LLC	DE
MSG Holdings Music, LLC	DE
MSG Immersive Ventures, LLC	DE

Confidential Treatment Requested by MSG Entertainment Spinco, Inc. Pursuant to 17 C.F.R. Section 200.83

MSG Interactive, LLC	DE
MSG Las Vegas, LLC	DE
MSG National Properties LLC	DE
MSG Publishing, LLC	DE
MSG Songs, LLC	DE
MSG Sphere Studios, LLC	DE
MSG Sports & Entertainment, LLC (to be renamed MSG Entertainment, LLC)	DE
MSG TE, LLC	DE
MSG TG, LLC	DE
MSG Theatrical Ventures, LLC	DE
MSG Vaudeville, LLC	DE
MSG Ventures Holdings, LLC	DE
MSG Ventures, LLC	DE
MSG Winter Productions, LLC	DE
Ninth Avenue Hospitality LLC	NY
Obscura Digital, LLC	DE
Radio City Productions LLC	DE
Radio City Trademarks, LLC	DE
RMC Licensing LLC	NY
RMNJ Licensing LLC	DE
Roof Deck Australia LLC	DE
Roof Deck Entertainment LLC	DE
RPC Licensing LLC	NY
Seventh Avenue Hospitality, LLC	NY
Stay in Your Lane Holdings, LLC	DE
Strategic Dream Lounge, LLC	NY
Strategic Dream Midtown BL, LLC	NY
Strategic Dream Midtown LL, LLC	NY
Strategic Dream Midtown RT, LLC	NY
Strategic Dream Restaurant, LLC	NY

Confidential Treatment Requested by MSG Entertainment Spinco, Inc. Pursuant to 17 C.F.R. Section 200.83

Strategic Dream Rooftop, LLC	NY
Stratford Garden Development Limited	United Kingdom
Stratford Garden Property Holdings (UK) Limited	United Kingdom
Stratford Garden Property (UK) Limited	United Kingdom
Strip View Entertainment LLC	DE
Suite Sixteen, LLC	DE
TAO Entertainment Singapore Pte Ltd	Singapore
TAO Group Holdings LLC	DE
TAO Group Intermediate Holdings LLC	DE
TAO Group Management LLC	DE
TAO Group Operating LLC	DE
TAO Group Sub-Holdings LLC	DE
TAO Licensing LLC	DE
TAO Park Hospitality, LLC	DE
TG 29 Hospitality, LLC	DE
TG Hospitality Licensing, LLC	DE
TG Hospitality Group LLC	CA
TGPH Nightclub, LLC	DE
TGPH Restaurant, LLC	DE
TSPW Managers LA, LLC	DE
VIP Event Management LLC	DE
Walter Prod Co, LLC	DE
Women’s Club Holdings, LLC	DE
Women’s Club IP, LLC	DE
WPTS, LLC	DE
WPTS Restaurant, LLC	DE